1 Earnings Presentation 4Q 2023

2 Fourth Quarter 2023 Highlights (1) Excludes “Identified Items” consisting of a $475 million non-cash impairment charge and a $150 million charge to fully resolve certain claims (2) Reconciliation of Net Income and Net Income Per Share excl. Identified Items to Net Income and Net Income Per Share can be found on page 11 (3) Reconciliation of EBITDA excl. Identified Items to Net Income, Income from Operations and Net Cash Provided by Operating Activities can be found on page 12 (4) Reconciliation of Free Cash Flow to Net Cash Provided by Operating Activities can be found on page 14 4Q 2023 Financial Results(1) Improving volume trends provide momentum into 2024 • Record Housing and Infrastructure Products (HIP) annual income from operations of $710 million reflecting the strength of our brands • Generated free cash flow of $291 million in the quarter and $1.3 billion in 2023 • Achieved $110 million of cost savings in 2023, including $30 million in 4Q’23 • Sales volume increased 7% YoY in 4Q’23 with momentum continuing into 1Q’24 • Targeting a further $125 – $150 million of cost savings in 2024 $2.8B Net Sales 9% decrease vs. 3Q $93M Net Income(1,2) 67% decrease vs. 3Q $390M EBITDA(1,3) 43% decrease vs. 3Q $0.72 Net Income Per Share(1,2) $291M Free Cash Flow(1,4) $3.3B Cash and Equivalents

Westlake Corporation 4Q 2023[1]

($ in millions)	4Q'23	3Q'23	QoQ%	4Q'22	YoY%	FY'23	FY'22	YoY%
Sales	**$2,826**	**$3,115**	**(9%)**	**$3,299**	**(14%)**	**$12,548**	**$15,794**	**(21%)**
Operating Income[1]	**$73**	**$349**	**(79%)**	**$327**	**(78%)**	**$ 1,354**	**$3,050**	**(56%)**
EBITDA[1,2]								
Performance and Essential Materials	*$201*	*$339*	*(41%)*	*$443*	*(55%)*	*$1,590*	*$3,237*	*(51%)*
Housing and Infrastructure Products	*$173*	*$327*	*(47%)*	*$133*	*30%*	*$949*	*$955*	*(1%)*
Corporate	*$16*	*$16*	-	*$43*	-	*$48*	*($13)*	-
	$390	**$682**	**(43%)**	**$619**	**(37%)**	**$2,587**	**$4,179**	**(38%)**

Westlake
4Q 2023 vs. 3Q 2023

Average Sales Price	Volume
-5.6%	**-3.7%**

Westlake
4Q 2023 vs. 4Q 2022

Average Sales Price	Volume
-21.7%	**+7.4%**

- (−) Identified Items consisting of a non-cash impairment charge of $475 million and a litigation settlement charge of $150 million negatively impacted PEM segment reported earnings
- (+) HIP quarterly EBITDA up solidly YoY contributing to record annual HIP segment income from operations
- (+) YoY sales volume growth in 4Q'23 in each segment, driven by caustic soda and chlorovinyls in PEM; and pipe & fittings and siding & trim in HIP
- (−) PEM segment average sales price fell 8% QoQ, driven by caustic soda and PVC due to increased export demand and price reductions that occurred in the third quarter
- (−) 4Q'23 EBITDA was reduced by $20 million due to restructuring costs as we optimized our HIP manufacturing footprint

Westlake

(1) Excludes "Identified Items" consisting of a $475 million non-cash impairment charge and a $150 million charge to fully resolve certain claims
(2) Reconciliations of EBITDA excl. Identified Items, Performance and Essential Materials EBITDA excl. Identified Items, Housing and Infrastructure Products EBITDA and Corporate EBITDA to the applicable GAAP measures can be found on pages 12 and 13

3

Leveraging HIP Portfolio's Leading Positions in Attractive Markets

Long-term Demand Opportunities

Westlake Royal Building Products™

- Over a decade of underbuilding in U.S. residential housing
- Demographics and work flexibility drive housing growth
- Repair and remodel spend

Westlake Pipe & Fittings

- Residential housing growth
- PVC replacing iron and concrete pipe for water usage
- Aging infrastructure & U.S. infrastructure bill
- Electrification trends

Westlake Global Compounds

- U.S. infrastructure bill spend on power grid & broadband
- Housing, construction, and electrification trends
- Medical equipment demand growth
- Sustainable automotive interiors
- Growing consumer commitment to made in the USA green sustainable products

Brand Value

Westlake Royal Building Products Branding drives higher and more stable margins

~80% of Sales

Go through 1 Step distributors who sell to the final customer enhancing margins over other channels to market

Flagship Brands	Growth Opportunities	US TAM[1]	Market Positions
Siding & Accessories ROYAL Siding; TruExterior Siding & Trim	• Vinyl siding provides lowest installed cost • Majority is driven by stable R&R spend • Strong housing construction demand	**~$10B**	**#1** Non-wood Shutters **#3** Premium Siding
Trim & Molding ROYAL Trim & Mouldings; KLEER	• Displacing wood and other alternatives • Strong housing construction demand • Stable R&R spend	**~$3B**	**#1** Premium PVC Trim **#1** Poly-Ash Trim
Roofing NEWPOINT Concrete Roof Tile; DaVinci; USTile Clay Roofing Products	• Displacing natural slate and other alternatives • Strong housing construction demand • Majority is driven by stable R&R spend	**~$15B**	**#1** Concrete & Clay Tile **#1** Composite Tile **#2** Stone Coated Metal
Decorative Stone Eldorado Stone; StoneCraft; Versetta Stone	• Housing construction and R&R spend • Market leading brands support demand • Westlake's innovation in cultured stone	**~$4B**	**#1** Architectural Stone Veneer
Pipe & Fittings Certa Set; Certa-Lok; CLIC; AquaMax™ C909 IB PVCO Pipe	• Patented pipe connecting technology • PVCO transports more water with less raw materials	**~$10B**	**#1** Horizontal Direction Drilling **#2** Municipal Housing / Infrastructure Pipe
Outdoor Living ZURI; KINDRED	• Displacing wood decking • Growing outdoor trends post-pandemic • Market leading brands and attractive aesthetics	Leveraging leading brands driving higher penetration in Outdoor Living	

(1) Total Addressable Market

Westlake 4

5 Housing and Infrastructure Products (“HIP”) Segment Performance HIP Segment 4Q 2023 vs. 3Q 2023 Average Sales Price -1.2% Volume -16.1% HIP Segment 4Q 2023 vs. 4Q 2022 Average Sales Price -9.7% Volume +10.6% Significantly higher YoY sales volume in the fourth quarter driven by demand for pipe & fittings and siding & trim Our brand strength drove EBITDA margin expansion to 18% in 4Q’23 from 14% in 4Q’22 by supporting our sales prices as our material costs declined $20 million of restructuring costs in the fourth quarter of 2023 to optimize our manufacturing footprint Achieved over $20 million of additional cost synergies from the Boral, Lasco and Dimex acquisitions in 2023 (1) Reconciliations of HIP EBITDA to the applicable GAAP measure can be found on page 13 (2) HIP EBITDA margin is calculated by dividing HIP EBITDA by Total HIP Sales 4Q'23 3Q'23 QoQ% 4Q'22 YoY% FY'23 FY'22 YoY% Housing Products Sales $795 $963 (17%) $758 5% $3,494 $3,864 (10%) Infrastructure Products Sales $151 $181 (17%) $180 (16%) $718 $922 (22%) Total HIP Sales $946 $1,144 (17%) $938 1% $4,212 $4,786 (12%) Operating Income $121 $256 (53%) $68 78% $710 $675 5% EBITDA(1) $173 $327 (47%) $133 30% $949 $955 (1%) EBITDA Margin (2) 18% 29% - 14% - 23% 20% - ($ in millions)

6 Housing and Infrastructure Products Update 2 Longer-term fundamentals for housing strength remain intact due to decade-plus of under- building, increasingly favorable demographics and increasing popularity of remote work 3 The decline in mortgage rates since their peak in October 2023 is improving homeowner affordability and homebuilder confidence resulting in improving customer orders 4 The breadth of our footprint and its expansive offerings provide our customers the branded products they need to execute their growth plans and has provided the product cross-selling and product suite sales opportunities that have driven our record annual operating income 1 Solid demand for pipe & fittings, particularly for large-diameter pipe, driven by continuing housing construction activity and projects related to the Infrastructure Investment and Jobs Act

Performance and Essential Materials ("PEM") Segment Performance[(1)]

($ in millions)	4Q'23	3Q'23	QoQ%	4Q'22	YoY%	FY'23	FY'22	YoY%
Performance Materials Sale	**$1,107**	**$1,127**	**(2%)**	**$1,286**	**(14%)**	**$4,656**	**$6,964**	**(33%)**
Essential Materials Sales	**$773**	**$844**	**(8%)**	**$1,075**	**(28%)**	**$3,680**	**$4,044**	**(9%)**
Total PEM Sales	$1,880	$1,971	(5%)	$2,361	(20%)	$8,336	$11,008	(24%)
Operating Income (Loss)[(1)]	($39)	$105	(137%)	$219	(118%)	684	$2,416	(72%)
EBITDA[(1,2)]	$201	$339	(41%)	$443	(55%)	$1,590	$3,237	(51%)
EBITDA Margin[(1,3)]	*11%*	*17%*	-	*19%*	-	*19%*	*29%*	-

PEM Segment

4Q 2023 vs. 3Q 2023

Average Sales Price	Volume
-8.1%	+3.5%

PEM Segment

4Q 2023 vs. 4Q 2022

Average Sales Price	Volume
-26.5%	+6.1%

- Identified Items consisting of a non-cash impairment charge of $475 million and a litigation settlement charge of $150 million negatively impacted PEM segment reported earnings
- Challenging macroeconomic conditions drove lower average sales prices, particularly for caustic soda, and EBITDA margins on both a QoQ and YoY basis
- Implemented actions to reduce our costs and improve the profitability of our European businesses
- Sales volume rose 4% QoQ, led by caustic soda, which was counter to the normal seasonal decline in sales volume toward year end

Westlake

(1) Excludes "Identified Items" consisting of a $475 million non-cash impairment charge and a $150 million charge to fully resolve certain claims
(2) Reconciliations of PEM EBITDA excl. Identified Items to the applicable GAAP measure can be found on page 13
(3) PEM EBITDA margin is calculated by dividing PEM EBITDA excl. Identified Items by Total PEM Sales

7

8 Performance and Essential Materials Update 2 Global macroeconomic conditions remain challenging and weak industrial and manufacturing activity along with sales mix shifts drove lower average sales prices, particularly for epoxy resin, caustic soda and PVC resin 3 Our near-term focus is on structural cost improvements, particularly in Europe; improving the reliability and efficiency of our plants; and further commercializing new product innovations 4 Lower sales prices in 4Q’23 drove an increase in demand, led by caustic soda, that contributed to a 6% YoY increase in our sales volume that is continuing into 2024 supporting price momentum for most of the products in our PEM segment 1 Customer inventories are at relatively low levels following a period of prolonged destocking, and sales volumes reflect end market trends as evidenced by the 4% QoQ sales volume growth in the fourth quarter, which was counter to the normal seasonal decline typically seen towards year end, with volume momentum continuing into 1Q’24

99 Financial Reconciliations

Consolidated Statements of Operations

	Three months ended December 31, 2023	Three months ended December 31, 2022	Three months ended September 30, 2023	Twelve months ended December 31, 2023	Twelve months ended December 31, 2022
	(In millions of dollars, except per share data)				
Performance and Essential Materials Sales	$ 1,880	$ 2,361	$ 1,971	$ 8,336	$ 11,008
Housing and Infrastructure Products Sales	946	938	1,144	4,212	4,786
Net sales	2,826	3,299	3,115	12,548	15,794
Cost of sales	2,627	2,732	2,529	10,329	11,721
Gross profit	199	567	586	2,219	4,073
Selling, general and administrative expenses	224	200	206	865	835
Impairment of goodwill and long-lived assets	475	-	-	475	-
Amortization of intangibles	30	31	31	122	155
Restructuring, transaction and integration-related costs	22	9	-	28	33
Income (loss) from operations	(552)	327	349	729	3,050
Interest expense	(41)	(43)	(40)	(165)	(177)
Other income, net	35	21	56	136	73
Income (loss) before income taxes	(558)	305	365	700	2,946
Provision for (benefit from) income taxes	(71)	57	70	178	649
Net income (loss)	(487)	248	295	522	2,297
Net income attributable to noncontrolling interests	10	16	10	43	50
Net income (loss) attributable to Westlake Corporation	**$ (497)**	**$ 232**	**$ 285**	**$ 479**	**$ 2,247**
Earnings (loss) per common share attributable to Westlake Corporation:					
Basic	$ (3.86)	$ 1.80	$ 2.22	$ 3.73	$ 17.46
Diluted	$ (3.86)	$ 1.79	$ 2.20	$ 3.70	$ 17.34

Westlake

10

11 Net income (loss) $ (487) $ 248 $ 295 $ 522 $ 2,297 Less: Net income attributable to noncontrolling interests Net income (loss) attributable to Westlake Corporation (497) 232 285 479 2,247 Add: Impairment charge, after-tax Litigation settlement charge of $150 million, after-tax Net income attributable to Westlake Corporation excl. Identified Items $ 93 $ 232 $ 285 $ 1,069 $ 2,247 Diluted earnings (loss) per common share attributable to Westlake Corporation $ (3.86) $ 1.79 $ 2.20 $ 3.70 $ 17.34 Add: Impairment charge per share 3.69 3.68 Litigation settlement charge per share 0.89 0.89 Diluted earnings per common share attributable to Westlake Corporation excl. Identified Items $ 0.72 $ 1.79 $ 2.20 $ 8.27 $ 17.34 - - - - - - - - 475 115 115 - - - - 475 10 16 10 43 50 (In millions of dollars, except per share data) Three months ended December 31, Three months ended September 30, Twelve months ended December 31, 2023 2022 2023 2023 2022 Reconciliation of Net Income Attributable to Westlake Corporation and Earnings Per Diluted Share to Net Income and Diluted Earnings Per Share excl. Identified Items

12 Reconciliation of EBITDA excl. Identified Items to EBITDA, Net Income, Income from Operations and Net Cash Provided by Operating Activities Net cash provided by operating activities $ 573 $ 835 $ 696 $ 2,336 $ 3,395 Changes in operating assets and liabilities and other Deferred income taxes Net income (loss) Add: Other expense (income), net Interest expense Provision for (benefit from) income taxes Income (loss) from operations Add: Depreciation and amortization Other income (expense), net EBITDA (235) 619 682 1,962 4,179 Add: Impairment Charge Litigation Settlement Charge EBITDA excl. Identified Items $ 390 $ 619 $ 682 $ 2,587 $ 4,179 Income (loss) from operations margin (20%) 10% 11% 6% 19% EBITDA excl. Identified Items margin 14% 19% 22% 21% 26% 150 - - 150 - 475 - - 475 - Three months ended December 31, Twelve months ended December 31, 20232023 2022 2023 2022 Three months ended September 30, (In millions of dollars) 21 (417)(1,168) (652) (1,989) (1,119) 16 108 65 175 295(487) 248 522 2,297 40 41 43 165 177 (56)(35) (21) (136) (73) 349 (552) 327 729 3,050 70 (71) 57 178 649 277 282 271 1,097 1,056 56 35 21 136 73

13 Reconciliation of PEM EBITDA excl. Identified Items, HIP EBITDA and Corporate EBITDA to Operating Income (Loss) Three months ended December 31, Three months ended September 30, Twelve months ended December 31, 2023 2022 2023 2023 2022 Performance and Essential Materials EBITDA excl. Identified Items $ 201 $ 443 $ 339 $ 1,590 $ 3,237 Less: Impairment Charge 475 - - 475 - Litigation Settlement Charge 150 - - 150 - Depreciation and Amortization 229 212 225 881 784 Other Income (Expenses) 11 12 9 25 37 Performance and Essential Materials Operating Income (Loss) (664) 219 105 59 2,416 Housing and Infrastructure Products EBITDA 173 133 327 949 955 Less: Depreciation and Amortization 50 57 51 207 263 Other Income (Expenses) 2 8 20 32 17 Housing and Infrastructure Products Operating Income (Loss) 121 68 256 710 675 Corporate EBITDA 16 43 16 48 (13) Less: Depreciation and Amortization 3 2 1 9 9 Other Income (Expenses) 22 1 27 79 19 Corporate Operating Income (Loss) (9) 40 (12) (40) (41) Performance and Essential Materials Operating Income (Loss) (664) 219 105 59 2,416 Housing and Infrastructure Products Operating Income (Loss) 121 68 256 710 675 Corporate Operating Income (Loss) (9) 40 (12) (40) (41) Total Operating Income (Loss) (552)$ 327$ 349$ 729$ 3,050$ (In millions of dollars)

14 Reconciliation of Free Cash Flow to Net Cash Provided by Operating Activities Net cash provided by operating activities $ 573 $ 835 $ 696 $ 2,336 $ 3,395 Less: Additions to property, plant and equipment Free Cash Flow $ 291 $ 538 $ 451 $ 1,302 $ 2,287 282 297 245 1,034 1,108 (In millions of dollars) Three months ended December 31, Three months ended September 30, Twelve months ended December 31, 2023 2022 2023 2023 2022

15 Safe Harbor Language This presentation contains certain forward-looking statements including statements regarding our cost savings objectives and our ability to maintain synergies, pricing and demand for our products, global macroeconomic conditions, anticipated sales volumes, expectations regarding the non-recurring nature of unusual items such as the Identified Items, industry outlook for both of our segments, our cost control and efficiency efforts, the effects of legislation, including the Infrastructure Investment and Jobs Act, the effects of changing demographics in the markets that we serve, anticipated residential housing growth, the proliferation of electrification, consumer sentiment regarding products manufactured domestically and sustainability, expectations regarding mortgage rates and their effects on the affordability of homes, expectations regarding homebuilder confidence, the anticipated effects of our branding efforts and cross-selling activities, and customer inventory levels resulting from destocking activities. Actual results may differ materially depending on factors, including, but not limited to, the following: the effects of our recently completed acquisitions, including our future financial condition, results of operations, strategy and plans; and expected synergies and other benefits from the acquisitions and our ability to realize such synergies and other benefits; general economic and business conditions; the cyclical nature of the chemical and building products industries; the availability, cost and volatility of raw materials and energy; uncertainties associated with the United States, European and worldwide economies, including those due to political tensions and unrest in the Middle East and elsewhere including the conflict between Russia and Ukraine; current and potential governmental regulatory actions in the United States and other countries; industry production capacity and operating rates; the supply/demand balance for our products; competitive products and pricing pressures; instability in the credit and financial markets; access to capital markets; terrorist acts; operating interruptions (including leaks, explosions, fires, weather-related incidents, mechanical failure, unscheduled downtime, labor difficulties, transportation interruptions, spills and releases and other environmental risks); changes in laws or regulations, including trade policies; technological developments; information systems failures and cyber attacks; foreign currency exchange risks; our ability to implement our business strategies; creditworthiness of our customers; and other factors described in our reports filed with the Securities and Exchange Commission. Many of these factors are beyond our ability to control or predict. Any of these factors, or a combination of these factors, could materially affect our future results of operations and the ultimate accuracy of the forward-looking statements. These forward-looking statements are not guarantees of our future performance, and our actual results and future developments may differ materially from those projected in the forward-looking statements. Management cautions against putting undue reliance on forward-looking statements. Every forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements. Investor Relations Contacts Steve Bender Executive Vice President & Chief Financial Officer Jeff Holy Vice President & Treasurer Westlake Corporation 2801 Post Oak Boulevard, Suite 600, Houston, Texas 77056 | 713-960-9111